SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 7, 2001

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                                   ATMI, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                      0-30130                 06-1481060
 (State or other jurisdiction of  (Commission file number)    (I.R.S. employer
  incorporation or organization)                             identification no.)

       7 Commerce Drive
     Danbury, Connecticut                                         06810
    (Address of principal                                       (Zip code)
      executive offices)



       Registrant's telephone number, including area code: (203) 794-1100

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                                   ATMI, INC.
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

Item 5.     Other Events.....................................................3

Item 7.     Exhibits.........................................................3

Signature....................................................................4


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Item 5.     Other Events.

      On November 7, 2001, ATMI, Inc., a Delaware corporation, announced that it has entered into an agreement for the sale of $100 million of 5.25% Convertible Subordinated Notes Due 2006 ($115 million if the over-allotment option is exercised in full) through a Rule 144A offering to qualified institutional buyers. A copy of ATMI's press release announcing the agreement is attached hereto as Exhibit 99.1.


Item 7.     Exhibits.

Exhibit No.       Description
-----------       -----------

99.1 Press Release, dated November 7, 2001, entitled " ATMI, Inc. Announces Agreement to Sell $100 Million of Convertible Subordinated Notes."


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, ATMI, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2001

                                       ATMI, INC.


                                       By: /s/ Daniel P. Sharkey
                                           ---------------------------------
                                           Daniel P. Sharkey
                                           Vice President, Chief Financial
                                           Officer and Treasurer